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                                                                    EXHIBIT 10.8

                          DIGITAL THEATER SYSTEMS, INC.
                        INCENTIVE STOCK OPTION AGREEMENT

         THIS INCENTIVE STOCK OPTION AGREEMENT (the "Agreement"), is made as of 28th day of January, 1998 by and between Digital Theater Systems, Inc., a Delaware corporation (the "Company"), and _________________ ("Optionee").

                                  R E C I T A L

         Pursuant to the 1997 Stock Option Plan (the "Plan") of the Company, the Board of Directors of the Company or a committee to which administration of the Plan is delegated by the Board of Directors (in either case, the "Administrator") has authorized the granting to Optionee of an incentive stock option to purchase the number of shares of Common Stock of the Company specified in Paragraph 1 hereof, at the price specified therein, such option to be for the term and upon the terms and conditions hereinafter stated.

                                A G R E E M E N T

         NOW, THEREFORE, in consideration of the promises and of the undertakings of the parties hereto contained herein, it is hereby agreed:

         1. Number of Shares; Option Price. Pursuant to said action of the Administrator, the Company hereby grants to Optionee the option ("Option") to purchase, upon and subject to the terms and conditions of the Plan, ____________ shares of Common Stock of the Company ("Shares") at the price of $2.019 per share.

         2. Term. This Option shall expire on the day before the tenth anniversary (fifth anniversary if Optionee owns more than 10% of the voting stock of the Company or an Affiliate of the Company on the date of this Agreement) of the date hereof (the "Expiration Date") unless such Option shall have been terminated prior to that date in accordance with the provisions of the Plan or this Agreement. The term "Affiliate" and other capitalized terms used and not otherwise defined herein shall have the meanings set forth in the Plan.

         3. Shares Subject to Exercise. Shares subject to exercise shall be 25% of such Shares on and after the first anniversary of the Date hereof, 25% of such Shares on and after the second anniversary of the Date hereof, 25% of such Shares on and after the third anniversary of the Date hereof and 25% of such Shares on and after the fourth anniversary of the Date hereof. All Shares shall thereafter remain subject to exercise for the term specified in Paragraph 2 hereof, provided that Optionee is then and has continuously been in the employ of the Company, or its Affiliates, subject, however, to the provisions of Paragraph 6 hereof.

         4. Method and Time of Exercise. The Option may be exercised by written notice delivered to the Company at its principal executive office stating the number of shares with respect to which the Option is being exercised, together with:

                  (A) a check or money order made payable to the Company in the amount of the exercise price and any withholding tax, as provided under Paragraph 5 hereof; or

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                  (B)      if expressly authorized in writing by the
Administrator, in its sole discretion, at the time of the Option exercise, the tender to the Company of shares of the Company's Common Stock owned by Optionee having a fair market value, as determined by the Administrator, not less than the exercise price, plus the amount of applicable federal, state and local withholding taxes; or

                  (C) if expressly authorized in writing by the Administrator, in its sole discretion, at the time of the Option exercise, the Optionee's full recourse promissory note in a form approved by the Company; or

                  (D) if any other method such as cashless exercise is expressly authorized in writing by the Administrator, in its sole discretion, at the time of the Option exercise, the tender of such consideration having a fair market value, as determined by the Administrator, not less than the exercise price, plus the amount of applicable federal, state and local withholding taxes.

Not less than 100 shares may be purchased at any one time unless the number purchased is the total number purchasable under such Option at the time. Only whole shares may be purchased.

         5. Tax Withholding. In the event that this Option shall lose its qualification as an incentive stock option, as a condition to exercise of this Option, the Company may require Optionee to pay over to the Company all applicable federal, state and local taxes which the Company is required to withhold with respect to the exercise of this Option. At the discretion of the Administrator and upon the request of Optionee, the minimum statutory withholding tax requirements may be satisfied by the withholding of shares of Common Stock of the Company otherwise issuable to Optionee upon the exercise of this Option.

         6. Exercise on Termination of Employment. If for any reason other than death, permanent and total disability or retirement past the age of 60, Optionee ceases to be employed by the Company or any of its Affiliates (such event being called a "Termination"), this Option (to the extent then exercisable) may be exercised in whole or in part at any time within three months of the date of such Termination, but in no event after the Expiration Date; provided, however, that if such exercise of this Option would result in liability for Optionee under Section 16(b) of the Securities Exchange Act of 1934, then such three-month period automatically shall be extended until the tenth day following the last date upon which Optionee has any liability under
Section 16(b), but in no event after the Expiration Date. If Optionee dies or becomes permanently and totally disabled (as defined in the Plan) while employed by the Company or an Affiliate or within the period that this Option remains exercisable after Termination, this Option (to the extent then exercisable) may be exercised, in whole or in part, by Optionee, by Optionee's personal representative or by the person to whom this Option is transferred by devise or the laws of descent and distribution, at any time within six months after the death or six months after the permanent and total disability of Optionee, but in no event after the Expiration Date. In the event this Option is treated as a nonqualified stock option, then and to that extent, "employment" would include service as a director or as a consultant. For purposes of this Paragraph 6, Optionee's employment shall not be deemed to terminate by reason of sick leave, military leave or other leave of absence approved by the Administrator, if the period of any such leave does not exceed 90 days or, if longer, if Optionee's right to reemployment by the Company or any Affiliate is guaranteed either contractually or by statute.

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         7.       Nontransferability. This Option may not be assigned or
transferred except by will or by the laws of descent and distribution, and may be exercised only by Optionee during his lifetime and after his death, by his personal representative or by the person entitled thereto under his will or the laws of intestate succession.

         8. Optionee Not a Shareholder. Optionee shall have no rights as a shareholder with respect to the Common Stock of the Company covered by this Option until the date of issuance of a stock certificate or stock certificates to him upon exercise of this Option. No adjustment will be made for dividends or other rights for which the record date is prior to the date such stock certificate or certificates are issued.

         9. No Right to Employment. Nothing in the Option granted hereby shall interfere with or limit in any way the right of the Company or of any of its Affiliates to terminate Optionee's employment or consulting at any time, nor confer upon Optionee any right to continue in the employ of, or consult with, the Company or any of its Affiliates.

         10. Modification and Termination. The rights of Optionee are subject to modification and termination in certain events as provided in Sections 6.1 and 6.3 of the Plan.

         11. Restrictions on Sale of Shares. Optionee represents and agrees that, upon his exercise of this Option, in whole or in part, unless there is in effect at that time under the Securities Act of 1933 a registration statement relating to the Shares issued to him, he will acquire the Shares issuable upon exercise of this Option for the purpose of investment and not with a view to their resale or further distribution, and that upon each exercise thereof he shall furnish to the Company a written statement to such effect, satisfactory to the Company in form and substance. Optionee agrees that any certificates issued upon exercise of this Option may bear a legend indicating that their transferability is restricted in accordance with applicable state or federal securities law. Any person or persons entitled to exercise this Option under the provisions of Paragraph 6 hereof shall, upon each exercise of this Option under circumstances in which Optionee would be required to furnish such a written statement, also furnish to the Company a written statement to the same effect, satisfactory to the Company in form and substance.

         12. Plan Governs. This Agreement and the Option evidenced hereby are made and granted pursuant to the Plan and are in all respects limited by and subject to the express terms and provisions of the Plan, as it may be construed by the Administrator. It is intended that this Option shall qualify as an incentive stock option as defined by Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and this Agreement shall be construed in a manner which will enable this Option to be so qualified. Optionee hereby acknowledges receipt of a copy of the Plan.

         13. Notices. All notices to the Company shall be addressed to the Chief Financial Officer at the principal executive office of the Company at 31336 Via Colinas, Suite 101, Westlake Village, California 91362, and all notices to Optionee shall be addressed to Optionee at the address of Optionee on file with the Company or its subsidiary, or to such other address as either may designate to the other in writing. A notice shall be deemed to be duly given if and when enclosed in a properly addressed sealed envelope deposited, postage prepaid, with the

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United States Postal Service. In lieu of giving notice by mail as aforesaid, written notices under this Agreement may be given by personal delivery to Optionee or to the Chief Financial Officer (as the case may be).

         14. Sale or Other Disposition. Optionee understands and agrees with the Company that the Shares acquired pursuant to exercise of this Option shall not be disposed of by Optionee (whether by sale, exchange, gift, or other form of transfer) other than to a Permitted Transferee (as defined below) or by will or the laws of descent and distribution, until the consummation of a primary initial public offering by the Company of its securities. Optionee further understands that, under current law, beneficial tax treatment resulting from the exercise of this Option will be available only if certain requirements of the Code are satisfied, including without limitation, the requirement that no disposition of Shares acquired pursuant to exercise of this Option be made within two years from the grant date or within one year after the transfer of Shares to him or her. If Optionee at any time contemplates the disposition (whether by sale, exchange, gift, or other form of transfer) of any such Shares, he or she will first notify the Company in writing of such proposed disposition and cooperate with the Company in complying with all applicable requirements of law, which, in the judgment of the Company, must be satisfied prior to such disposition. In addition to the foregoing, Optionee hereby agrees that before Optionee disposes (whether by sale, exchange, gift, or otherwise) of any Shares acquired by exercise of this Option within two years of the grant date or within one year after the transfer of such Shares to Optionee upon exercise of this Option, Optionee shall promptly notify the Company in writing of the date and terms of the proposed disposition and shall provide such other information regarding the Option as the Company may reasonably require immediately before such disposition. Said written notice shall state the date of such proposed disposition, and the type and amount of the consideration to be received for such Share or Shares by Optionee in connection therewith. In the event of any such disposition, the Company shall have the right to require Optionee to immediately pay the Company the amount of taxes (if any) which the Company is required to withhold under federal and/or state law as a result of the granting or exercise of the Option and the disposition of the Shares. The terms and conditions of this Agreement shall be binding on any Permitted Transferee of this Option or any Shares acquired upon exercise of this Option. "Permitted Transferee" means Optionee's estate, spouse, heirs, ancestors, lineal descendants, legatees and legal representatives, the trustee of any bona fide trust of which one or more of the foregoing are the sole beneficiaries or the grantors thereof and any person in which any of the foregoing, individually or collectively, beneficially owns all of the capital stock, provided that in each such case the transferee enters into an agreement with the Company acknowledging the Company's repurchase rights under Paragraph 15.

         15. Repurchase of Stock by Company. In the event of a Termination of Optionee such that Optionee is no longer a director, officer, employee or consultant of the Company or any of its Affiliates, the Company shall have the right, upon such Termination and for a period of 120 days thereafter (the "Repurchase Period"), to repurchase all or any part of the Shares acquired or to be acquired by Optionee upon exercise of this Option and held or to be held of record by Optionee at a price equal to the greater of (A) the fair market value of the Shares as of the date of Termination and (B) the exercise price paid by Optionee for such Shares. The Company shall exercise the foregoing repurchase right by delivering a notice to Optionee during the Repurchase Period indicating the total number of Shares the Company is repurchasing, together with a check in an amount equal to the repurchase price per share multiplied by the

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number of shares to be repurchased (reduced by the amount of taxes (if any)
which the Company is required to withhold under federal and/or state law with respect to such Shares). The determination by the Administrator of the repurchase price shall be conclusive. Upon delivery of such notice and payment of the repurchase price, Optionee shall promptly surrender the certificate(s) representing the Shares repurchased by the Company. Whether or not Optionee surrenders such certificates, upon payment in full by the Company of the repurchase price for the Shares on or prior to the last day of the Repurchase Period, all Shares subject to the foregoing repurchase notice shall automatically be cancelled on the books and records of the Company without any further action by the Company or Optionee. Stock certificates issued pursuant to the exercise of this Option shall bear a legend indicating the foregoing right of the Company to repurchase the Shares held by Optionee which legend shall state:

         The shares evidenced by this certificate are subject to the right of Digital Theater Systems, Inc. (the "Issuer") under certain circumstances to repurchase all or any part of such shares upon notice by Digital Theater Systems, Inc. to the holder of this certificate as set forth in that certain Digital Theater Systems, Inc. Incentive Stock Option Agreement, dated as of January 28, 1998, a copy of which is on file at the offices of the Issuer.

For purposes of this Paragraph 15, Optionee's employment or service shall not be deemed to terminate by reason of sick leave, military leave or other leave of absence approved by the Administrator, if the period of any such leave does not exceed 90 days or, if longer, if Optionee's right to reemployment by the Company or any Affiliate is guaranteed either contractually or by statute. All of the foregoing provisions of this Paragraph 15 shall terminate upon the consummation of a primary initial public offering by the Company of its securities.

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         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first above written.

                                           DIGITAL THEATER SYSTEMS, INC.

                                           By: _________________________________
                                               Bill Neighbors
                                               President

                                           OPTIONEE

                                           By: _________________________________
                                               Name:

                                               Address:
                                               ________________________________
                                               ________________________________
                                               ________________________________

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